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                                                                 EXHIBIT 2(D)(1)

COMMON STOCK                                                    COMMON STOCK
  PAR VALUE                                                       PAR VALUE
    $0.001                                                         $0.001

                       FIDELITY ADVISOR KOREA FUND, INC.
                                                        CUSIP 315804104

                                                        SEE REVERSE FOR CERTAIN
                                                        DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

 This Certificate is transferable in Boston, Massachusetts or in New York, New
                                      York

THIS CERTIFIES THAT

is the owner of
            FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK OF

Fidelity Advisor Korea Fund, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar or its designated agent.

       In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

Dated:

                 Secretary                         Senior Vice President

COUNTERSIGNED AND REGISTERED:
 STATE STREET BANK AND TRUST COMPANY
    (Boston, Massachusetts)
   Transfer Agent and Registrar

           AUTHORIZED SIGNATURE

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                       FIDELITY ADVISOR KOREA FUND, INC.

A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF ANY SERIES OF CAPITAL STOCK, WILL BE FURNISHED TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL OFFICE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT --             Custodian
                                                                  ------------         ------------
                                                                     (Cust)               (Minor)
TEN ENT -- as tenants by the entireties                           under Uniform Gifts to Minors Act

JT TEN  -- as joint tenants with right of                         ---------------------------------
           survivorship and not as                                             (State)
           tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                    ----------------------
    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    (Please print or typewrite name and address including postal zip code of assignee)

--------------------------------------------------------------------------------

                                                                          Shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
       ------------------------

                          Signature(s)
                                       -----------------------------------------
                                       NOTICE: The signature(s) to this
                                       assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed By:


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